UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2016

HYPERDYNAMICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,
including Zip Code)

(713) 353-9400

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On November 28, 2016, SCS Corporation Limited, a wholly owned subsidiary of Hyperdynamics Corporation (“Hyperdynamics,” the “Company,” “we,” and “us”), entered into a definitive drilling services contract with Pacific Drilling Operations Limited, a subsidiary of Pacific Drilling SA, to engage the Pacific Bora drillship to begin a drilling campaign offshore the Republic of Guinea in the second calendar quarter of 2017. The Pacific Bora drillship will be capable of operating in water depths of up to 10,000 feet and drilling to depths of up to 37,500 feet. This contract provides for the completion of one well, at an operating day rate of $225,000, with three one-well options at the same rate if completed in 2017 (otherwise, rates to be mutually agreed). The Press Release regarding this contract is filed as Exhibit 99.1 to this report.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934— that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address the Company’s expected future business and financial performance, and often contain words such as “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, individuals should refer to the Company’s other filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this Current Report on Form 8-K, other than as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: December 5, 2016	By:	/s/ David G. Gullickson
	Name:	David G. Gullickson
	Title:	Vice President Finance, Treasurer, and Principal Financial and Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 30, 2016.